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                                                                    EXHIBIT 10.3



                  FLOWSERVE CORPORATION DIRECTOR DEFERRAL PLAN
                AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2000

Flowserve Corporation (the "Company") established the Flowserve Corporation Director Deferral Plan (the "Plan) and has been operating thereunder. Effective October 1, 2000 ("Effective Date"), the Plan has been amended and restated into two separate plans:

               1) Flowserve Corporation Director Stock Deferral Plan ("Director Stock Deferral Plan").

               2. Flowserve Corporation Director Cash Deferral Plan ("Director Cash Deferral Plan").


Each Director in any Plan Year may participate in the Director Stock Deferral Plan or the Director Cash Deferral Plan [or both the Director Stock Deferral Plan and the Director Cash Deferral Plan]. Participation in the Plans is permitted on a pro rata basis so that total participation in both Plans equals 100%.

As of the Effective Date, all deferred stock awards from the predecessor Plan are transferred to the Director Stock Deferral Plan and all deferred cash awards are transferred to the Director Cash Deferral Plan. Any distribution of stock transferred to this Plan shall only be made in kind.

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                              FLOWSERVE CORPORATION
                              AMENDED AND RESTATED
                          DIRECTOR STOCK DEFERRAL PLAN

                           (EFFECTIVE OCTOBER 1, 2000)

         1. PURPOSE OF THE RESTATEMENT. The purpose of this amendment and restatement ("Restatement") to the Director Deferral Plan (the "Plan") is to continue to provide the opportunity for a member (a "Director") of the Board of Directors to elect to defer all or a specified part of the "Compensation" (as defined hereafter) in the form of deferred Company Common Stock, $1.25 per share par value ("Deferred Shares") and to limit distribution of Plan assets to in kind distributions of shares of Flowserve Corporation common stock.

         2. COMPENSATION UNCHANGED. The amount of Compensation payable to Directors shall remain unchanged as the result of the adoption of this Restatement. "Compensation," for the purpose of the Plan, shall mean the payments to the Directors for services rendered and shall include the annual retainer, cash compensation for services as a member of a Committee of the Board of Directors, meeting attendance fees, Committee chairmanship fees and board Chairmanship fees.

         3. SHAREHOLDER APPROVAL REQUIREMENT. The prior Restatement effective July 1, 1995 was approved by the shareholders of the Company at the 1995 Annual Meeting of Shareholders.

         4. ELECTION TO DEFER.

         (a) A Director may execute an election with the Company to defer the payment of all, or a specified part in an increment of 10%, of the Compensation payable for services as a Director through completion of a form (Exhibit "A") or any substantially similar document to be delivered to and subject to acceptance by the Secretary of the Company. An election to defer Compensation shall be effective as of the day specified on the election form or, if not stated, on the first day of the next succeeding calendar quarter. In the case, however, of a person who has been elected to serve as a Director but whose term has not yet commenced, the election to defer shall be effective as of such date as may be specified in the election form. In either case, the election shall apply only to Compensation payable for services rendered on or after the effective date of the election to defer. The election to defer shall remain in effect until terminated or changed as provided in this Plan.

         (b) A Director may terminate any election to defer the payment of the Compensation relating to future services by giving notice of termination to the Company. A director may change any election to defer the payment of Compensation relating to future services either in the manner provided in the election or by executing a new election with the Company. Any such termination or change in the amount to be deferred shall be effective only with respect to Compensation payable for services as a Director on or after the first day of the next succeeding calendar quarter, subject to Section 4(d) below.

         (c) Election forms received prior to October 1, 2000 which were submitted under the Plan prior to this Restatement shall continue to be valid until and unless revoked.

         (d) If the Director makes an initial election of Deferred Shares or elects to increase the percentage of the amount deferred in the form of Deferred Shares, such deferral shall take effect, unless otherwise specified for a later time, for the next following calendar quarter.


5.       FORM OF DEFERRAL.

         (a) A Director may elect to defer his or her Compensation in the form of Deferred Shares and must so designate on his/her aforementioned election ("Exhibit A") to be delivered to the Secretary of the Company.

         (b) The issuance or delivery of Deferred Shares pursuant to the Plan shall be subject to, and shall comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder), any securities exchange upon which the Deferred shares may be listed and any other law or regulation applicable thereto. The Company shall not be obligated to issue or deliver any Deferred Shares pursuant to the Plan if such issuance or delivery would, in the opinion of the Committee, violate any such requirements. The foregoing shall not, however, be deemed to require the Company to effect any registration of Shares under any such law or regulation, although the Company may elect to do so.

         (c) Notwithstanding a Director's election to defer his/her Compensation in the form of Deferred Shares, the deferral for any particular calendar quarter shall not be permitted under this Director Stock Deferral Plan if, in the opinion of counsel for the Company, such a deferral in the form of Deferred Shares could give rise to liability to the Director and/or Company under applicable laws governing "insider trading" by directors in public companies. Additionally, any election by a Director of Deferred Shares shall be invalid where the Director has disposed of any shares of the Company's Common Stock within six months of the calendar quarter applicable to the deferral, if the Company is advised by counsel that such deferral does not qualify as being "exempt" under Section 16 of the Securities Exchange Act.

6.       DIRECTORS' ACCOUNTS FOR DEFERRED SHARES AWARD.

         (a) The Company will establish a separate account for each Director who has elected Deferred Shares, in which the Director's Deferred Shares will be maintained. The Company will create this account through a trust (the "Trust") established by the Company, with the applicable trustee (the "Trustee") maintaining such Deferred Shares pursuant to the Trust. The Company shall fund such account by providing the applicable deferred cash to the Trustee during the first month of the calendar quarter at approximately the same time that the cash would otherwise be paid to the director with instructions to the Trustee to purchase such Deferred Shares for this account on the open market, and with the Company paying or reimbursing the Trustee for any brokerage or other transaction fees. Any dividends paid on the Deferred Shares in this account ("Dividends") will be credited to a deferred cash account of the Director established pursuant to the Flowserve Corporation

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Director Cash Deferral Plan. The Trustee will have voting rights on all Deferred
Shares prior to distribution.

         (b) UNSECURED ACCOUNT. Any amount credited to the Deferred Shares accounts of a Director as deferred Compensation will represent only an unfunded and unsecured promise of the Company to pay the amount so credited in accordance with the terms of the Plan. Neither a Director, nor any beneficiary of a Director, will acquire any right, title or interest in any asset of the Company as a result of any amount of Deferred Shares credited to a Director's account or accounts. At all times, a director's rights with respect to the amount credited to his/her account or accounts will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Director's account or accounts. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void.

         7. PAYMENT OF DEFERRED COMPENSATION. Deferred Compensation will be distributed only in accordance with the following sections.

         (a) TERMINATION OF SERVICE. In the event a Director leaves service from the Company's Board of Directors for any reason, any Deferred Shares will be distributed commencing within 60 calendar days or his/her termination in accordance with the method of distribution elected by the Director. The Director may elect to receive such distribution in a lump sum, in equal annual installments (not exceeding ten) or some designated combination thereof. If the election is a lump sum, the entire Deferred Shares account balance will be transferred in kind to the director within 60 days of his/her termination. If installments have been elected, the aggregate number of Deferred Shares, held in the separate account for Deferred Shares will be divided by the number of installments elected and allocated in equal whole number proportions to be distributed with each such installment payment (with any remainder after such equal division to be included in the first installment). All Deferred Shares so allocated will be distributed in kind, the first payment made within 60 days of retirement and the second and all subsequent installment payments made between January 1 and 15 of each following year. Certificates representing the applicable amount of Deferred Shares held for the then longest time in the Deferred Shares account of the Trust will be delivered with each installment.

         (b) DEATH. If any portion of a Director's account remains unpaid at his/her death, then after his/her death such amount will be paid (i) to his/her beneficiary(ies) in accordance with the method of distribution elected by the Director (following the procedure for lump sum and installment payments set forth above), or (ii) if the Director has not designated a beneficiary or if the beneficiary predeceases the Director, to the Director's estate in a lump sum. Should a beneficiary die after the Director has terminated service but before the entire benefit has been disbursed, the Deferred Shares benefit will be transferred to such estate in kind.

       (c) MANDATORY LUMP SUM. Notwithstanding the above, if the value of the deferred Compensation (including Compensation deferred by the Director under prior Company Director optional deferral plans) is less than $10,000 at the time of termination of service by resignation or death, or if the Director has failed to elect a form of distribution on Exhibit A,


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then the balance of the deferred Compensation shall be paid in a lump sum, at the Company's discretion, regardless of the Director's prior distribution election.

         8. ADMINISTRATION. This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. The decision of the Committee shall be final and binding with respect to the interpretation, construction or application of the Plan.

         9. AMENDMENT OR TERMINATION. The Committee may amend or terminate the Plan at any time. No amendment or termination of the Plan shall void an election already in effect for the then current calendar quarter or any preceding calendar quarter, nor adversely affect the right of a former Director, his/her account prior to such amendment or termination, together with amounts credited thereto subsequent to such amendment or termination pursuant to Section 6.

         IN WITNESS WHEREOF, the Company has caused this restatement to be executed as of the 19th day of January, 2001.

                               FLOWSERVE CORPORATION


                               By: /s/ Ronald F. Shuff
                                   -------------------------------------------
                                   Ronald F. Shuff
                                   Vice President, Secretary and General Counsel

                                       4
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                                                                       EXHIBIT A

                              FLOWSERVE CORPORATION
                          DIRECTOR STOCK DEFERRAL PLAN

                          DIRECTOR'S ELECTION TO DEFER

         In accordance with the provisions of the amended and restated Director Stock Deferral Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect to participate in the Plan. Participation in this Plan is on a pro rata basis with the Flowserve Corporation Director Cash Deferral Plan and represents ____% of my total (100%) participation in both plans. I elect:

1. To defer ____% (increments of 10%) of the payment of the Compensation (as defined in the Plan) to be paid to me in Shares of Company Common Stock for services as a Director for calendar quarters beginning ________________, 200__ and succeeding calendar quarters until I notify you to end this deferral.

2. To receive payment of the amount credited to my deferred Compensation account in the following manner:

           [ ]  In one lump sum payment in kind distribution of Deferred Shares.

           [ ] In ______ equal annual installments (not to exceed ten) of Deferred Shares commencing within 60 calendar days of my termination.

           [ ]  In the following percentage combination (totaling 100%).

               % Lump Sum               % in      Equal Annual Installments
           ----                     ----     ---- (not to exceed ten)

3. To have any payments above, which have not been made to me prior to my death, paid after my death to the following designation person(s) in the same manner as would have been paid to me:


              ---------------------------------------------------

              ---------------------------------------------------

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In making this election, I understand that:

         1. My election may not be changed after the beginning of the calendar quarter with respect to which my Compensation is paid.

         2. My election is otherwise subject to the terms of the Plan and applicable securities laws.

         3. My election to defer compensation in the form of Deferred Shares will not be honored for any particular quarter if the Company is advised by legal counsel of any legal liabilities to the Company or to me which may arise from such Deferred Shares deferral.

         4. The crediting of the Deferred Shares to my account will not constitute a "purchase" for the purposes of Section 16 of the Securities Act of 1933.

         5. The delivery of the Deferred Shares to me upon payment of my Deferred Compensation Account will be subject to then applicable SEC requirements, including, without limitation, possible time restrictions on resale.

------------------                          -----------------------------------
Date                                        Signature of Participant

The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------

                                               ---------------------------------
                                               Ronald F. Shuff
                                               Vice President, Secretary and
                                               General Counsel

                                      2-A
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                              FLOWSERVE CORPORATION
                              AMENDED AND RESTATED
                           DIRECTOR CASH DEFERRAL PLAN

                           (EFFECTIVE OCTOBER 1, 2000)

         1. PURPOSE OF THE RESTATEMENT. The purpose of this amendment and restatement ("Restatement") to the Director Deferral Plan (the "Plan") is to continue to provide the opportunity for a member (a "Director") of the Board of Directors to elect to defer all or a specified part of the "Compensation" (as defined hereafter) in the form of cash.

         2. COMPENSATION UNCHANGED. The amount of Compensation payable to Directors shall remain unchanged as the result of the adoption of this Restatement. "Compensation," for the purpose of the Plan, shall mean the payments to the Directors for services rendered and shall include the annual retainer, cash compensation for services as a member of a Committee of the Board of Directors, meeting attendance fees, Committee chairmanship fees and board Chairmanship fees.

         3. SHAREHOLDER APPROVAL REQUIREMENT. The prior Restatement effective July 1, 1995 was approved by the shareholders of the Company at the 1995 Annual Meeting of Shareholders.

         4. ELECTION TO DEFER.

         (a) A Director may execute an election with the Company to defer the payment of all, or a specified part in an increment of 10%, of the Compensation payable for services as a Director through completion of a form (Exhibit "A") or any substantially similar document to be delivered to and subject to acceptance by the Secretary of the Company. An election to defer Compensation shall be effective as of the day specified on the election form or, if not stated, on the first day of the next succeeding calendar quarter. In the case, however, of a person who has been elected to serve as a Director but whose term has not yet commenced, the election to defer shall be effective as of such date as may be specified in the election form. In either case, the election shall apply only to Compensation payable for services rendered on or after the effective date of the election to defer. The election to defer shall remain in effect until terminated or changed as provided in this Plan.

         (b) A Director may terminate any election to defer the payment of the Compensation relating to future services by giving notice of termination to the Company. A director may change any election to defer the payment of Compensation relating to future services either in the manner provided in the election or by executing a new election with the Company. Any such termination or change in the amount to be deferred shall be effective only with respect to Compensation payable for services as a Director on or after the first day of the next succeeding calendar quarter.

         (c) Election forms received prior to October 1, 2000 which were submitted under the Plan prior to this Restatement shall continue to be valid until and unless revoked.

         5. FORM OF DEFERRAL. A Director may elect to defer his or her Compensation in the form of cash and must so designate on his/her aforementioned election ("Exhibit A") to be delivered to the Secretary of the Company.

         6. DIRECTORS' ACCOUNTS FOR DEFERRED CASH.

         (a) The Company will establish and maintain a separate account for each Director who has elected to defer his/her compensation in cash, in which the amount of the Director's deferred cash will be recorded. The Company will credit to each such cash account, as of the first day of each calendar quarter, interest on the amount then credited to such account, including all previous credits to such account by operation of this Section, computed at an annual rate equal to 120% of the long-term applicable federal rate compounded quarterly as published by the Internal Revenue Service for the beginning of the month of each calendar quarter. Any dividends paid on the shares deferred pursuant to the Flowserve Corporation Directors' Stock Deferral Plan will be credited to a deferred cash account of the Director, with interest to be credited to such dividends in the same manner as credited to deferred cash.

         (b) UNSECURED ACCOUNT. Any amount credited to the cash accounts of a Director as deferred Compensation or as interest or dividends paid on shares in a deferred stock account established pursuant to the Directors' Stock Deferral Plan will represent only an unfunded and unsecured promise of the Company to pay the amount so credited in accordance with the terms of the Plan. Neither a Director, nor any beneficiary of a Director, will acquire any right, title or interest in any asset of the Company as a result of any amount of cash credited to a Director's account or accounts. At all times, a Director's rights with respect to the amount credited to his/her account or accounts will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Director's account or accounts. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void.

         7. PAYMENT OF DEFERRED COMPENSATION. Deferred Compensation will be distributed only in accordance with the following sections.

         (a) TERMINATION OF SERVICE. In the event a Director leaves service from the Company's Board of Directors for any reason, any deferred cash will be distributed commencing within 60 calendar days or his/her termination in accordance with the method of distribution elected by the Director. The Director may elect to receive such distribution in a lump sum, in equal annual installments (not exceeding ten) or some designated combination thereof. If the election is a lump sum, the entire cash account balance will be transferred in kind to the director within 60 days of his/her termination. If installments have been elected, interest and dividends will be calculated through the date of termination pursuant to Section 6 and added to the account. The resulting deferred cash account total shall be divided equally by the number of installments elected and the first payment made within 60 days of termination. The second and all subsequent installment payments shall be made between January 1 and 30 of each following year. Interest will continue to accrue to the account pursuant to Section 6 on the balance remaining in the directors' deferred cash account until all installments have been paid and will be paid annually with each

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

installment payment. Dividends from any undistributed shares in a deferred stock account established pursuant to the Directors' Stock Deferral Plan will continue to accrue to the Director's deferred cash account under this Plan, receive applicable interest credit and will be paid with the next applicable installment payment of deferred cash.

         (b) DEATH. If any portion of a Director's account remains unpaid at his/her death, then after his/her death such amount will be paid (i) to his/her beneficiary(ies) in accordance with the method of distribution elected by the Director (following the procedure for lump sum and installment payments set forth above), or (ii) if the Director has not designated a beneficiary or if the beneficiary predeceases the Director, to the Director's estate in a lump sum. Should a beneficiary die after the Director has terminated service but before the entire benefit has been disbursed, the balance of the cash benefit will be paid to the beneficiary's estate in a lump sum.

         (c) MANDATORY LUMP SUM. Notwithstanding the above, if the value of the deferred Compensation (including Compensation deferred by the Director under prior Company Director optional deferral plans) is less than $10,000 at the time of termination of service by resignation or death, or if the Director has failed to elect a form of distribution on Exhibit A, then the balance of the deferred Compensation shall be paid in a lump sum, at the Company's discretion, regardless of the Director's prior distribution election.

         8. ADMINISTRATION. This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. The decision of the Committee shall be final and binding with respect to the interpretation, construction or application of the Plan.

         9. AMENDMENT OR TERMINATION. The Committee may amend or terminate the Plan at any time. No amendment or termination of the Plan shall void an election already in effect for the then current calendar quarter or any preceding calendar quarter, nor adversely affect the right of a former Director, his/her account prior to such amendment or termination, together with amounts credited thereto subsequent to such amendment or termination pursuant to Section 6.

         IN WITNESS WHEREOF, the Company has caused this restatement to be executed as of the 19th day of January, 2001.

                              FLOWSERVE CORPORATION


                              By: /s/ Ronald F. Shuff
                                  --------------------------------------------
                                  Ronald F. Shuff
                                  Vice President, Secretary and General Counsel

                                                                       EXHIBIT A

                              FLOWSERVE CORPORATION
                           DIRECTOR CASH DEFERRAL PLAN

                          DIRECTOR'S ELECTION TO DEFER

         In accordance with the provisions of the amended and restated Director Cash Deferral Plan (the "Plan") of Flowserve Corporation (the "Company"), I elect to participate in the Plan. Participation in this Plan is on a pro rata basis with the Flowserve Corporation Director Stock Deferral Plan and represents ____% of my total (100%) participation in both plans. I elect:

1. To defer ____% (increments of 10%) of the payment of the Compensation (as defined in the Plan) to be paid to me in cash for services as a Director for calendar quarters beginning ________________, 200__ and succeeding calendar quarters until I notify you to end this deferral.

2. To receive payment of the amount credited to my deferred Compensation account in the following manner:

           [ ]  In one lump sum payment in cash.

           [ ] In ______ equal annual installments (not to exceed ten) of cash commencing within 60 calendar days of my termination.

           [ ]  In the following percentage combination (totaling 100%).

               % Lump Sum               % in      Equal Annual Installments
           ----                     ----     ----
                                          (not to exceed ten)

3. To have any payments above, which have not been made to me prior to my death, paid after my death to the following designation person(s) in the same manner as would have been paid to me:


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



In making this election, I understand that:

         1. My election may not be changed after the beginning of the calendar quarter with respect to which my Compensation is paid.

         2.       My election is otherwise subject to the terms of the Plan.



------------------                          ----------------------------------
Date                                        Signature of Participant

The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------

                                            -----------------------------------
                                            Ronald F. Shuff
                                            Vice President, Secretary and
                                            General Counsel


                                      2-A